                                                                    EXHIBIT 99.2














                             JOHNS CREEK PROPERTIES

          Combined Statements of Revenue in Excess of Certain Expenses

                      For the year ended December 31, 2004

                  (With Independent Auditors' Report Thereon)

                          INDEPENDENT AUDITORS' REPORT



The Board of Trustees
Windrose Medical Properties Trust:


We have audited the accompanying combined statement of revenue in excess of certain expenses (the Combined Statement) of the Johns Creek Properties described in Note 1 for the year ended December 31, 2004. This Combined Statement is the responsibility of Windrose Medical Properties Trust's (Company) management. Our responsibility is to express an opinion on this Combined Statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Combined Statement is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Combined Statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Combined Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Form 8-K/A of the Company, as described in Note 2 to the Combined Statement. It is not intended to be a complete presentation of the Johns Creek Properties' revenue and expenses.

In our opinion, the Combined Statement referred to above presents fairly, in all material respects, the revenue in excess of certain expenses, as described in
Note 2, of the Johns Creek Properties for the year ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.



/s/ KPMG LLP

Indianapolis, Indiana
February 28, 2005

                             JOHNS CREEK PROPERTIES

          Combined Statements of Revenue in Excess of Certain Expenses
              For the Three Months Ended March 31, 2005 (Unaudited)
               And for the Year Ended December 31, 2004 (Audited)







                                                         FOR THE THREE      FOR THE
                                                         MONTHS ENDED      YEAR ENDED
                                                           MARCH 31,      DECEMBER 31,
                                                             2005             2004
                                                          (UNAUDITED)      (AUDITED)
                                                         ------------     -----------
Revenue:
   Rental income, including recoveries from tenants        $337,964        1,471,968
                                                           --------        ---------
Certain expenses:
   Property taxes                                            13,723           54,890
   Property operating                                        45,468          110,129
                                                           --------        ---------
                                                             59,191          165,019
                                                           --------        ---------
              Revenue in excess of certain expenses        $278,773        1,306,949
                                                           ========        =========


     See accompanying notes to the combined statements of revenue in excess of certain expenses.

                             JOHNS CREEK PROPERTIES

     Notes to Combined Statements of Revenue in Excess of Certain Expenses
             for the Three Months Ended March 31, 2005 (Unaudited)
               and for the Year Ended December 31, 2004 (Audited)


(1)    OPERATING PROPERTIES

       The Combined Statements of Revenue in Excess of Certain Expenses (the "Combined Statements") for the year ended December 31, 2004 (audited) and the three months ended March 31, 2005 (unaudited) relates to the operations of the following properties ("Johns Creek Properties"), which have been acquired by Windrose Medical Properties Trust (the "Company") from the same seller:


            PROPERTY                 METROPOLITAN AREA        ACQUISITION DATE
         ------------------------    -----------------        ----------------
         Johns Creek Property I         Suwanee, GA              May 2, 2005
         Johns Creek Property II        Suwanee, GA             March 1, 2005
         Johns Creek Property III       Suwanee, GA             March 1, 2005


(2)    BASIS OF PRESENTATION

       The accompanying Combined Statements have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Form 8-K/A to be filed by the Company. Accordingly, the Combined Statement is not representative of the actual results of operations of the Johns Creek Properties for the three months ended March 31, 2005, and year ended December 31, 2004 due to the exclusion of the following expenses, which may not be comparable to the proposed future operations of the Property:

        -  Depreciation and amortization

        -  Interest expense

        - Other costs not directly related to the proposed future operations of the Johns Creek Properties

       Johns Creek I is secured by a mortgage loan with an outstanding balance as of December 31, 2004 of approximately $3.6 million, which bears interest at a fixed rate of 8.05% and matures December 1, 2010. While this debt was assumed in connection with the acquisition of Johns Creek I by a subsidiary of Windrose Medical Properties Trust, interest expense related to the borrowings has been excluded from the Combined Statements as historical interest expense will not be comparable to future operations due to fair value adjustments that will be made to the debt assumed at the date of acquisition.

(3)    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       (a)    REVENUE RECOGNITION

              Rental income from leases with scheduled rental increases during their term are recognized for financial reporting purposes on a straight-line basis.

                             JOHNS CREEK PROPERTIES

     Notes to Combined Statements of Revenue in Excess of Certain Expenses
             for the Three Months Ended March 31, 2005 (Unaudited)
               and for the Year Ended December 31, 2004 (Audited)

       (b)    USE OF ESTIMATES

              Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenue and certain expenses during the reporting period to prepare the Combined Statements in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

       (d)    UNAUDITED INTERIM COMBINED STATEMENT

              The Combined Statement for the three months ended March 31, 2005 is unaudited. In the opinion of management, all adjustments, consisting of normal recurring accruals, necessary for a fair presentation of the Combined Statement for the interim period have been included. The results of operations for the interim period are not necessarily indicative of the results to be expected for the full year for the Johns Creek Properties.

(4)    RENT REVENUE

       Space is leased to tenants under various operating leases with initial terms ranging from five to ten years. The leases provide for reimbursement of real estate taxes, common area maintenance and certain other operating expenses.

       Future minimum rentals to be received under noncancelable operating leases in effect at December 31, 2004 are as follows:

               2005                    $1,157,461
               2006                       958,592
               2007                       570,334
               2008                       320,566
               2009                        69,707
                                       ----------
                                       $3,076,660
                                       ==========


(5)    CONCENTRATION OF CREDIT RISK

       At December 31, 2004, one tenant accounted for approximately 10% of total rental income, including recoveries from tenants.




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